Exhibit 99.1

marpaihealth.com SMART Technology Transforming Health Plan Administration Company Presentation January 2022

| 2 Forward Looking Statements The Company filed a registration statement on Form S - 1 , as amended (Registration No .: 333 - 258029 ) (the “Registration Statement”) with the Securities and Exchange Commission for its initial public offering of shares of class A common stock which was declared effective on October 26 , 2021 . The Company consummated its initial public offering on October 29 , 2021 . Y ou should read the Registration S tatement and other documents that we have filed with the Securities and Exchange Commission for more complete information about us and the offering . You may get these documents for free by visiting EDGAR on the Commission’s website at www . sec . gov . All statements in this presentation, other than those relating to historical facts, are "forward - looking statements . ” These forward - looking statements may include, but are not limited to, statements relating to our objectives, plans, and strategies ; statements that contain projections of results of operations or of financial condition ; statements relating to the research, development, and use of our platform technologies, technologies, models and modules, products and product offerings ; and all statements (other than statements of historical facts) that address activities, events, or developments that we intend, expect, project, believe, or anticipate will or may occur in the future . Forward - looking statements are not guarantees of future performance and are subject to risks and uncertainties . We have based these forward - looking statements on assumptions and assessments made by our management in light of their experience and their perception of historical trends, current conditions, expected future developments, and other factors they believe to be appropriate . Important factors that could cause actual results, developments, and business decisions to differ materially from those anticipated in these forward - looking statements include, among other things : the overall global economic environment ; the impact of competition and new technologies ; general market, political, and economic conditions in the jurisdictions in which we operate ; projected capital expenditures and liquidity ; changes in our strategy ; government regulations and approvals ; and litigation and regulatory proceedings . We caution you that forward - looking statements are not guarantees of future performance and that our actual results of operations, financial condition and liquidity, and the development of the industry in which we operate may differ materially from the forward - looking statements contained in this presentation as a result of, among other factors, the factors referenced in the “Risk Factors” section of the Registration Statement . In addition, even if our results of operations, financial condition and liquidity, and the development of the industry in which we operate are consistent with the forward - looking statements contained in this presentation, they may not be predictive of results or developments in future periods . This presentation shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any of our securities . Any offering of securities can only be made in compliance with applicable securities laws . You should read carefully the factors described in the “Risk Factors” section of the Registration Statement to better understand the risks and uncertainties inherent in our business and underlying any forward - looking statements . These statements are only current predictions and are subject to known and unknown risks, uncertainties, and other factors that may cause our or our industry’s actual results, levels of activity, performance, or achievements to be materially different from those anticipated by the forward - looking statements . You should not rely upon forward - looking statements as predictions of future events . Although we believe that the expectations reflected in the forward - looking statements are reasonable, we cannot guarantee future results, levels of activity, performance, or achievements . Except as required by law, we are under no duty to update or revise any of the forward - looking statements, whether as a result of new information, future events or otherwise, after the date of this presentation . These forward - looking statements speak only as of the date of this presentation, and we assume no obligation to update or revise these forward - looking statements for any reason . This presentation is not directed to, or intended for distribution to or use by, any person or entity that is a citizen or resident or located in any locality, state, country or other jurisdiction where such distribution, transmission, publication, availability or use would be contrary to law or regulation or which would require any registration or licensing within such jurisdiction .

Mission Save lives, improve lives, radically reduce healthcare spending Who We Are | 3

Transforming a $1+ Trillion Segment of Healthcare Industry with Deep Learning | 4 Creating Healthier Lives Radically Reducing Healthcare Costs Quality Care Preventative Care Fear & Complexity Transforming Self - Insured Health Plans PREDICTIVE PROACTIVE EFFICIENT AI Deep Learning Goals: Sources: McLellan Consulting Services for $1+ trillion segment of the healthcare industry

Market Our Market: Self - Funded Employers Paying $20+ Billion in Third Party Administration Fees 1 | 5 Fully Insured Health Plan Pay insurance company to handle it all OR GROWING 133k businesses with 50+ employees 3 39M employee lives 4 Pay health costs directly • Use TPA to process & manage • Use Stop Loss to mitigate risk Self Funded Health Plan Employer Sponsored Health Plans 49% of Americans receive employer sponsored health insurance 157M people 2 Employers Sources: 1 Company analysis based on estimated $44 PEPM x 39M employee lives (McLellan Consulting Services) 2 Kaiser Family Foundation 2020 report 3 Kaiser Family Foundation 2020 report, NAICS 4 McLellan Consulting Services

Solid Foundation to Scale | 6 Strong Pipeline for 2021 and beyond Short list of M&A targets (buying books of business) Covering 48K Lives 44 States 25k employee lives Serving 70+ Clients 15 using AI and Growing Who We Are World - Class Networks including LTM 9/30/21 Revenue: $16.8M Unit Economics: $81 PEPM 2021 VOLUMES: 449k+ Claims Processed $550M Filed Claims $183M Total Paid TOTAL SAVINGS: $367M

Tech Brings Revolutionizing Alternative | 7 TPA’s Pay Less $$ More Risk Low Tech, Cumbersome Self Insured OLD WORLD PAYERS: ESTABLISHED BUCA’s Pay A Lot $$$ No Transparency No Control Fully Insured TECH – FIRST PAYERS Lower Costs Simple, Responsive, Personalized High Automation NEW WORLD PAYERS: TECH - FIRST Taking business from traditional BUCA’s & TPA’s Deep Learning Difference

Investment Opportunity | 8 High Margin Tech - driven cost reduction High Revenue Growth Superior product offering Organic + Acquisitions Highly Differentiated Predict, Prevent and Protect Who We Are PROPRIETARY ALGORITHMS TECH PLATFORM INNOVATIVE BRAND LOYAL CUSTOMERS MOAT Goal: reduce cost to 1/3 of industry Higher AI - enabled quality care

Our Products | 9 Differentiated Products Proactive Engagement Create Healthier Member Behavior Nudges, reminds, inspires, anticipates, empowers TopCare Match Members with Top Providers Recommends top 10% of providers FutureSight Advantage Predict, Prevent, Protect Early Detection + Intervention = Best Care Proprietary Algorithms SMART Plan Administration Manage and Pay Claims Efficiently Automation of Processes + Elimination of Errors

SMART Plan Administration Making Marpai an efficient TPA | 10 Key Features • Creates efficiencies • Eliminates abuse, cost excesses, errors • Accelerates workflows • Provides 24/7 responsive service • Collects data to yield new insights Blueprint for Acquisitions • Automated 2/3 of system queues • Reduced staff of acquired company by 1/3 • AI eliminated claims errors pre - acceptance • AI simplified e - data transfer • Met 100% of Aetna + Cigna performance metrics Differentiated Products

| 11 Predict High Cost Surgeries and Imaging Predict Chronic Conditions Personalized Health Recommendations FUTURE Potential Marpai AI Applications Present & Future Data Sources Medical Claims Rx Claims SDOH Member Preferences Provider Quality Ratings Network Data Wearable Devices IoT Devices EHR Images Lab Results Provider Schedules Deep Learning Difference + +

FutureSight Advantage • Diabetes Type 2 • Cardiovascular Disease • Kidney Disease • COPD • Knee Surgery • Knee Replacement • Knee imaging Now Chronic conditions • Hypertension • Hyperlipidemia • IHD • Heart Failure • Asthma Major Procedures • Abdomen and Pelvic CT • Knee Arthroscopy • Spinal Canal MRI Coming Soon Predicts, Prevents, Protects Chronic and mental health conditions are 90% of annual U.S. healthcare costs | 12 MARPAI PROPRIETARY ALGORITHMS 50 Total - Highest Cost Areas Differentiated Products Source: CDC’s National Center for Chronic Disease Prevention and Health Promotion

Case Study Total Savings $118,739 ROI 397% Recommends Top 10% of Providers Drives Members to High Quality/Lower Cost Care Additional Stop Loss Discount 5% - 10% | 13 220 Employees, 55 referrals Marpai TopCare Differentiated Products

| 14 Wellness/ Well-being Healthcare/ Beneﬁts Navigation Programs Integration Digital Therapeutics All Together Better ALL TOGETHER BETTER ONE PLATFORM Total Health To empower members to do the right things at the right times with the most qualified providers Friendly nudges, alerts, reminders, content, incentives Proactive Engagement Differentiated Products

Expansion of Unit Economics | 15 We plan for the expansion of revenue per employee per month (PEPM) to be potentially driven by AI and related new services September 2021 PEPM Financials Drivers of PEPM Growth • Adoption of TopCare by current client base • New AI - driven products • Increased revenue share via preferred vendor program (e.g. PBMs, care management, telehealth) • Potential revenue from clients’ cost savings • Higher medical plan administration fees Q4 2021 Revenue Guidance: $5.6 to $5.8 million, representing sequential growth of 17% to 21% Vendor Fees , $37 Network Access , $15 Marpai TopCare , $2 Medical Plan Admin, $27 $81 (Launched 2021)

Drivers of Growth | 16 Organic Drivers • Better products, powered by AI • Significant expansion in sales and marketing • Innovative marketing campaigns and events • Tech adoption and growth from existing customers Acquisition Drivers • Analyzed 200 potential targets for roll - up strategy • Targets typically sell at 1x LTM revenue • Top 10 targets total $432M revenue and 581k lives: We believe that Marpai’s deep learning platform has the potential to serve as the foundation for the company to become a disruptive consolidator in the self - funded health plan space Financials New Win: Texas School Districts, +20% employee lives Source: company estimates of targets’ revenues and lives Target Est. Revenue ($M) Est. Lives (000s) Target 1 $100 134 Target 2 $80 108 Target 3 $80 108 Target 4 $60 81 . . . . . . . . . Target 10 $12 16

Capitalization | 17 Common Shares Outstanding 19,185,396 Warrants ($5.83 WAEP) 1,561,373 Options ($1.77 WAEP) 1,503,421 Fully Diluted Shares 22,250,190

Public Comps | 18 Source: Capital IQ as of December 30, 2021, except for Marpai , Inc. which is as of January 18, 2022 Name Ticker Enterprise Value (M) TTM Revenue (M) Enterprise Value / Revenue Description Accolade, Inc. ACCD $1,616 $230 7.0x Tech and AI focused; member management, care management and telehealth for employers Health Catalyst, Inc. HCAT $1,812 $230 7.9x Tech and AI focused; big data for health systems, biopharma and payers HealthEquity, Inc. HQY $4,039 $741 5.4x Tech focused; provider of health savings accounts and benefits services Sharecare, Inc. SHCR $1,270 $397 3.2x Tech focused; health and wellness engagement platform for payers C3.ai, Inc. AI $2,237 $212 10.5x AI company; provider of enterprise AI software across industries, including healthcare Teladoc Health, Inc. TDOC $14,890 $1,862 8.0x Tech and AI focused; telehealth and care management for employers, payers and providers Max $14,890 $1,862 10.5x Min $1,270 $212 3.2x Median $2,025 $313 7.5x Average $4,311 $601 7.0x Marpai, Inc. LTM 9/30/2021 Revenue $41 $17 2.5x

Seasoned Leadership Team Edmundo Gonzalez CEO Ronnie Brown COO Alice Roth President of Marpai Labs Eli David Chief Science Advisor Art Hoath CRO Yoram Bibring CFO Yaron Eitan Chairman Who We Are | 19 Board of Directors Edmundo Gonzalez CEO Damien Lamendola Gonen Antebi Independent Director Nominee Jane Cavalier Independent Director Nominee Yaron Eitan Chairman Colleen DiClaudio Independent Director Nominee Vincent Kane Independent Director Nominee

Investment Summary $20+ Billion Market Opportunity | 20 Tech - Driven Strategy with Advanced AI Highly differentiated AI products Growth Model is Working +20% New Lives Implemented 9/1 Predict Health States Prevent Illness & Big Claims + Organic + Acquisitions High Margin Claims Costs Highly Efficient Payer